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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 1997 (December 15, 1997)


                          Commission File No. 0-11772

                             NU-TECH BIO-MED, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                                25-1411971
        --------------                                          ----------------
(State or other jurisdiction of                          IRS Employer Identification No.
incorporation of organization)

476 Main Street, Suite 3-DFL, Wakefield, Rhode Island      02879
-----------------------------------------------------    ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (401) 789-9995

             55 Access Road, Suite 700, Warwick, Rhode Island 02886
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

        Effective December 15, 1997, the Registrant is relocating its principal executive offices. The Registrant's principal executive offices will now be located at 476 Main Street, Suite 3-DFL, Wakefield, Rhode Island 02879. The Registrant's new telephone number, effective December 15, 1997, is (401) 789-9995 and fax number is (401) 789-9934.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NU-TECH BIO-MED, INC.

                                    By: /s/ J. Marvin Feigenbaum
                                        ---------------------------
                                        J. Marvin Feigenbaum
                                        Chairman of the Board
                                        President, Chief Executive
                                        and Chief Financial Officer

Dated: December 18, 1997





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